1Q12 Earnings Conference Call 1Q12 Earnings Conference Call Supplemental Materials April 18, 2012 April 18, 2012

Safe Harbor Language
Safe Harbor Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed acquisition of Florida Gulf Bancorp, Inc., IBERIABANK
Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus.
INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE
PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT
INFORMATION. Investors may obtain a free copy of the proxy statement/prospectus (when it is available)
and other documents containing information about IBERIABANK Corporation and Florida Gulf Bancorp, Inc., without charge, at the SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Florida Gulf Bancorp, Inc. common stock, nor is it an offer to sell shares of IBERIABANK
Corporation common stock which may be issued in the proposed merger.  Any issuance of IBERIABANK
Corporation common stock in the proposed merger would have to be registered under the Securities Act of
1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.
obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading
“Investor Information”.

Introductory Comments 3

Introductory Comments
Summary – Position
•
Stable Balance Sheet Composition
•
Very Balanced; Core Funded; Low C&D Exposure
•
Continued Good Asset Quality; Extraordinary Capital
•
Well Positioned On Interest Rates And Credit Risk
•
Favorable Capital Ratios of Bank Holding Companies With
More Than $5 Billion in Assets
•
Legacy Deposit Growth in 1Q12 And Improved Deposit Mix
•
Future Growth Engines in Multiple Markets
•
Strategic Recruiting Continued During The 1
st
Quarter
•
Fortunately, We Avoided What Ails The Banking Industry
•
Remain Well Positioned For Future Opportunities

IBKC Overview
Our Locations
Arkansas
34 Branches
$1.0 bil deposits
#12 Rank
30 Non-bank Offices
Texas
4 Branches
$185 mm deposits
#227 Rank
3 Non-bank Offices
Louisiana
79 Branches
$5.1 bil deposits
#5 Rank
30 Non-bank Offices
Alabama
13 Branches
$500 mm deposits
#20 Rank
6 Non-bank Offices
Florida
50 Branches
$2.5 bil deposits
#22 Rank
12 Non-bank Offices
Tennessee
3 Branches
$155 mm deposits
#113 Rank
1 Non-bank Office
Deposit Market Share as of  June 30, 2011
Florida branch and deposit information reflects pro forma Florida Gulf Bank acquisition
Source: SNL Financial
Map Reflects Locations as of  April 15, 2012
*Other Mortgage Locations not shown = 9

Financial Overview 6

Financial Overview
Summary – 1Q12 and 3/31/12
•
T/E Net Interest Income Down $1mm (-1%)
•
Credit Quality Statistics Excluding FDIC Covered Assets And
Acquired Assets Marked To Fair Value:
•
NPA/Assets = 0.83% (0.87% in 4Q11)
•
30+ Days Past Due = 1.28% (1.37% in 4Q11)
•
Loan Loss Reserve/Loans = 1.21% (1.24% in 4Q11)
•
Net COs/Average Loans = 0.09% (0.31% in 4Q11)
•
Provision = $3mm ($4mm in 4Q11)
•
Reported EPS Of $0.66, Up 11% from 4Q11.  Significant Items
Impacting 4Q11 Results Include:

•
ORE write-down = $2 mm or $0.03
•
Gains on sale of investments = $3 mm or $0.06
•
One-time acquisition and conversion costs = $1 mm or $0.02

Financial Overview
Favorable Balance Sheet Growth
1Q12 Results
•Loans +$90mm, +1%
•Deposits +$172mm +2%
•Loan/Deposits = 79%
•Equity = +$13mm, +1%
•Equity/Assets = 12.68%
•Tier 1 Leverage = 10.51%
•Div Payout = 51.8%
•ROA = 0.67%
•ROE = 5.21%
•ROTE = 7.43%
•Efficiency Ratio = 77%
•Tang Eff. Ratio = 75%
•BV/Share = $50.67
•Tang BV/Share = $37.23

Financial Overview Low Risk Balance Sheet At March 31, 2012 39% Of Balance Sheet In Very Low Risk Components 9

Financial Overview
Trends - Mortgage Interest Rates
•
Conforming
Rates Are
Bouncing
Around New
Lows
•
Refi Activity
Has
Diminished
•
Sales Spreads
Remain
Favorable
•
Improved
Competitive
Dynamics In
Mortgage
Business
Source: Bloomberg
as of April 16, 2012

Financial Overview
Mortgage Quarterly Revenues
•
Total 2011
Originations Of
$1.7 Billion
•
In 1Q12 Closed
$451mm (-13%
Vs. 4Q11)
•
In 1Q12 Sold
$476mm (-4%
Vs. 4Q11)
•
1Q12 Vs. 4Q11:
3% Increase In
Mtg. Revenues
•
$220mm
Locked Pipeline
on 4/13/12

Financial Overview Title Insurance Quarterly Revenues • Title & Mortgage Footprints Don’t Necessarily Overlap • 1Q12: $4.5mm In Revenues (-7% Vs. 4Q11) 12

Financial Overview
Service Charges/Revenues
•
Less Reliance On
Service Charge
Income And
Consumer Fees Than
Peers

Source: SNL Data as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

Financial Overview
Total Revenues - IBERIA Wealth Advisors and
IBERIA Capital Partners

•
ICP/IWA
Revenues
of $1.9
million
(+25% Vs.
4Q11)
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
1Q11 2Q11 3Q11 4Q11 1Q12
IBERIA CAPITAL PARTNERS/
IBERIA WEALTH ADVISORS

Financial Overview
Quarterly Repricing Schedule

•
$1.8 Billion In Aggregate Time Deposits Repricing Over The
Next 12 Months At A Weighted Average Rate Of 1.16%
2Q12 3Q12 4Q12 1Q13 2Q13
Cash Equivalents 450.7 $              - $       - $       - $       - $
0.61% 0.00% 0.00% 0.00% 0.00%
Investments 176.5 $              142.2 $    97.6 $     84.6 $     90.5 $
3.15% 3.24% 3.23% 3.29% 3.17%
Loans 3,633.8 $           354.1 $    289.3 $    293.8 $    283.6 $
3.94% 5.43% 5.50% 5.41% 4.82%
Time Deposits 653.5 $              527.4 $    355.5 $    250.3 $    84.3 $
1.19% 1.27% 1.00% 1.04% 1.01%
Borrowed Funds 407.8 $              1.5 $       5.8 $       7.1 $       37.7 $
1.22% 4.00% 2.23% 3.28% 3.44%

Financial Overview
Interest Rate Simulations
Source: Bancware
model, as of March 31, 2012
•
Slightly Asset Sensitive From An Interest Rate Risk Position
•
Degree Is A Function Of The Reaction Of Competitors To Changes
In Deposit Pricing
•
Forward Curve Has A Positive Impact Over 12 Months

Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income -0.5% -0.1% 0.0% 2.6% 5.6% -0.2% 0.9%
Economic
Value of
Equity
-1.1% -1.6% 0.0% 4.7% 7.8% -0.1% -0.3%

Financial Overview
Annual Change In Stock Price
Source: Bloomberg
as of April 16, 2012

-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
-4%
16%
-14%
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000

Financial Overview Price Change By Index Since August 2007 Source: SNL Through April 16, 2012 18

Asset Quality 19

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions

$000s % of CRE
%
Loans
C&D-IBERIABANK 381,682              16% 5%
CRE-Owner Occupied 961,762              40% 13%
CRE-Non-Owner Occupied 1,038,132            44% 14%
Total Commercial RE 2,381,577 $         100% 32%

Asset Quality
1Q12 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions

     ($thousands)
1Q11 2Q11 3Q11 4Q11 1Q12
Nonaccruals 800,265 $        790,953 $        805,247 $        719,236 $        677,619 $
OREO & Foreclosed 83,186            112,234          117,643          125,046          126,657
90+ Days Past Due 29,279            23,070            24,741            29,003            7,320
  Nonperforming Assets 912,730 $        926,257 $        947,631 $        873,285 $        811,596 $
NPAs/Assets 9.18% 8.12% 8.25% 7.43% 6.88%
NPAs/(Loans + OREO) 14.71% 12.76% 13.00% 11.62% 10.67%
LLR/Loans 2.44% 2.38% 2.45% 2.62% 2.37%
Net Charge-Offs/Loans -0.05% 0.11% 0.10% 0.29% 0.09%
Past Dues:
30-89 Days Past Due 107,725 $        86,880 $         74,604 $         86,467 $         35,228 $
90+ days Past Due 29,279            23,070            24,741            29,003            7,320
Nonaccual Loans 800,265          790,953          805,247          719,236          677,619
Total 30+ Past Dues 937,269 $        900,903 $        904,592 $        834,705 $        720,167 $
% Loans 15.31% 12.61% 12.62% 11.30% 9.63%
Loan Mix:
Commercial 67.5% 60.6% 61.4% 64.6% 64.9%
Consumer 16.0% 16.2% 16.0% 16.3% 16.5%
Mortgage 10.8% 8.9% 8.3% 7.7% 7.3%
Business Banking 1.4% 10.5% 10.3% 7.5% 7.1%
Indirect 3.7% 3.2% 3.4% 3.3% 3.6%
Credit Cards 0.6% 0.6% 0.6% 0.6% 0.6%
   Total Loans 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK Corporation

3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Consolidated (Ex-FDIC Covered Assets and SOP 03-3)
     30+ days past due 0.35% 0.41% 0.46% 0.38% 0.30%
     Non-accrual 1.30% 0.99% 1.22% 0.99% 0.98%
     Total Past Due 1.65% 1.40% 1.68% 1.37% 1.28%
CapitalSouth Only
     30+ days past due 7.85% 6.57% 6.09% 7.57% 1.70%
     Non-accrual 21.47% 21.05% 21.20% 16.53% 22.07%
     Total Past Due 29.32% 27.62% 27.29% 24.10% 23.77%
Orion Only
     30+ days past due 4.24% 3.31% 2.85% 5.13% 0.92%
     Non-accrual 36.07% 35.16% 37.56% 35.66% 35.46%
     Total Past Due 40.31% 38.47% 40.41% 40.79% 36.38%
Century Only
     30+ days past due 5.18% 3.82% 4.09% 3.07% 2.59%
     Non-accrual 42.15% 42.74% 43.95% 44.29% 41.87%
     Total Past Due 47.33% 46.56% 48.04% 47.36% 44.46%
Sterling Only
     30+ days past due 12.17% 3.83% 2.69% 3.60% 0.86%
     Non-accrual 28.59% 31.97% 34.68% 37.60% 41.85%
     Total Past Due 40.76% 35.80% 37.37% 41.20% 42.71%
Consolidated (With FDIC Covered Assets)
     30+ days past due 2.04% 1.41% 1.28% 1.46% 0.54%
     Non-accrual 11.89% 10.17% 10.36% 9.11% 8.55%
     Total Past Due 13.93% 11.58% 11.64% 10.57% 9.09%
Asset Quality
Loans Past Due + Non-Accruals
** Beginning in 2011, IBERIABANK fsb was merged with IBERIABANK

Asset Quality
Trends – Entity NPAs & Past Dues
Note: Includes FDIC Assisted Acquisitions

(Dollars in $000s)
1Q11* 2Q11 3Q11 4Q11 1Q12 $Chg
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 Last Qtr.
Nonaccrual Loans 800,265 $   790,953 $    805,247 $   719,236 $    677,619 $   (41,617) $
OREO & Foreclosed Assets 83,186 $     112,234 $    117,643 $   125,046 $    126,657 $   1,612 $
Accruing 90+ Days Past Due 29,279 $     23,070 $      24,741 $     29,003 $      7,320 $       (21,683) $
Total NPAs 912,730 $   926,257 $    947,631 $   873,285 $    811,596 $   (61,689) $
NPAs / Total Assets 9.18% 8.12% 8.25% 7.43% 6.88%
30-89 Days Past Due 107,725 $   86,880 $      74,604 $     86,467 $      35,228 $     (51,239) $
30-89 Days PDs / Loans 1.76% 1.22% 1.04% 1.17% 0.47%

Asset Quality
Trends – Entity LLR & Net COs
Note: Includes FDIC Assisted Acquisitions

(Dollars in $000s)
1Q11 2Q11 3Q11 4Q11 1Q12 $Chg
3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 Last Qtr.
Loan Loss Reserve* 149,119 $   169,988 $   175,320 $   193,761 $   177,192 $   (16,569) $
LLR / Total Loans 2.44% 2.36% 2.43% 2.62% 2.37%
Net Charge-Offs (764) $        1,718 $       1,880 $       5,350 $      1,695 $      (3,656) $
Net COs/Avg Loans -0.05% 0.11% 0.10% 0.29% 0.09%
LLR Coverage Of NPAs 16% 18% 18% 22% 22%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due

1Q11 2Q11 3Q11 4Q11 1Q12 1Q12*
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 3/31/12
% of Outstandings Commercial 67.5% 60.6% 61.4% 64.6% 64.9% 65.4%
Mortgage 10.8% 8.9% 8.3% 7.7% 7.3% 4.2%
Consumer 16.0% 16.2% 16.0% 16.3% 16.5% 16.4%
Indirect 3.7% 3.2% 3.4% 3.3% 3.6% 4.6%
Business Banking 1.4% 10.5% 10.3% 7.5% 7.1% 8.6%
Credit Cards 0.6% 0.6% 0.6% 0.6% 0.6% 0.8%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 14.78% 12.97% 12.80% 11.25% 9.57% 1.09%
Mortgage 15.21% 14.89% 15.84% 16.69% 16.14% 2.27%
Consumer 14.71% 11.33% 10.52% 9.82% 7.91% 1.31%
Indirect 0.74% 0.78% 0.96% 1.08% 0.63% 0.59%
Business Banking 2.82% 4.91% 7.01% 4.87% 5.04% 2.59%
Credit Cards 1.74% 1.56% 1.90% 2.20% 1.45% 1.33%
Total Loans 13.93% 11.58% 11.64% 10.57% 9.09% 1.28%
* Excludes FDIC assisted acquisitions and SOP 03-3 loans acquired from OMNI and Cameron

Asset Quality
Classified Assets
•
“Classified Assets” Are
Loans That Exhibit
Stress And Warrant
Close Watching
•
Classified Assets were
$206 million at
December 31, 2011 and
$194 million at March
31, 2012
•
Our Classified Assets As
A Percentage Of Total
Assets Are Very Low,
Particularly  Compared
To Our Local Peers

Classified Assets -to-Total Assets
At December 31 ,2011
Source: SNL, Company Filings for  2011
IBKC Data as of December 31, 2011 -Excludes covered
loans related to FDIC-Assisted Acquisitions

Asset Quality
Loan Loss Reserve
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$2.9 Million Loan Loss Provision In 1Q12 (4Q11 = $4.3
Million)
$1.3 Million In
Net Charge-Offs
In 1Q12
Excluding FDIC
Covered and
SOP 03-3 Loans
(0.09% Of
Average Loans)

1Q11 2Q11 3Q11 4Q11 1Q12
Net Charge-Offs - legacy (655) $     1,895 $   1,711 $   4,622 $   1,339 $
Loan Growth 2,043 4,737 615 5,684 2,139
Change In Asset Quality 2,313 719 3,976 (7,686) (2,474)
Loan Loss Provision - legacy 3,701 $   7,351 $   6,302 $   2,620 $   1,004 $
Loan Loss Provision - OMNI/Cameron
- - - -
1,106
Loan Loss Provision - FDIC Acqs. 1,770 2,639 (175) 1,659 747
Total Loan Loss Provision 5,471 $   9,990 $   6,127 $   4,279 $   2,858 $
Net Charge-Offs/Avg. Loans -0.05% 0.11% 0.10% 0.29% 0.09%
Loan Loss Reserve/Loans 2.44% 2.38% 2.45% 2.62% 2.37%

•
The Lowest Level Of
C&D Loan Exposure
Compared To Peers
•
One Of The Lowest
Levels Of NPAs
Compared To Peers
Asset Quality
C&D Loans And NPAs
Compared To Peers
Source: SNL, using most recent quarterly information
NPA/Adjusted Total Assets excludes FDIC covered assets
IBKC data also excludes acquired assets marked to fair value
C&D Loans /
Total Loans
NPAs /
Adjusted
Total Assets

Asset Quality Commercial Real Estate Loan Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions 29

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions

Mar 2011 Jun 2011 Sep 2011 Dec 2011 March 2012
Non-Owner Occupied
Current 916.1 $        1,215.2 $     1,193.0 $     1,223.8 $     1,263.9 $
Past Due 6.8 10.8 16.2 7.3 2.6
Nonaccrual 31.9 50.7 57.1 45.2 44.6
Total 954.8 $        1,276.7 $     1,266.4 $     1,276.3 $     1,311.1 $
% Nonaccrual 3.34% 3.97% 4.51% 3.54% 3.40%
Owner Occupied
Current 691.2 $        982.7 $        1,009.0 $     1,056.8 $     1,058.3 $
Past Due 0.8 1.2 0.5 3.5 3.0
Nonaccrual 5.9 7.5 7.3 8.6 9.2
Total 697.9 $        991.4 $        1,016.7 $     1,068.9 $     1,070.5 $
% Nonaccrual 0.84% 0.75% 0.72% 0.81% 0.86%
Total CRE 1,652.7 $     2,268.1 $     2,283.1 $     2,345.2 $     2,381.6 $
% Nonaccrual 2.29% 2.56% 2.82% 2.30% 2.26%
Non-Owner Occup/Risk Based Cap.
100% 120% 100% 101% 102%

Asset Quality Commercial Loan Composition Note: At March 31 ,2012; Includes commercial construction and land development loans – excludes Covered Assets 31

Consumer Loan Portfolio 32

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions

Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 12% 12% 6% 8% 11% 11%
750 - 799 41% 38% 30% 30% 27% 27%
700 - 749 24% 23% 24% 25% 22% 23%
650 - 699 14% 14% 19% 19% 19% 20%
600 - 649 4% 5% 9% 7% 8% 9%
550 - 599 2% 4% 5% 4% 5% 5%
500 - 549 1% 2% 4% 3% 3% 3%
450 - 499 0% 1% 1% 1% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 2% 2% 3% 2%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 745        723          730              709              702           715
Consumer Portfolio - Score Distribution By Product

Consumer
Loan Portfolio
Past Dues
By Product
•
Generally Good
And Stable Asset
Quality Across
Consumer
Products
Excludes FDIC Loss Share Covered Assets

3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Home Equity Lines of Credit
30 to 59 Days Past Due 0.21% 0.13% 0.17% 0.36% 0.23%
60 to 89 Days Past Due 0.01% 0.04% 0.08% 0.08% 0.01%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Total 30+ Days Past Due 0.22% 0.17% 0.25% 0.44% 0.24%
Net Charge-Offs 0.90% 0.02% 0.38% 0.03% -0.06%
Home Equity Term Loans
30 to 59 Days Past Due 0.29% 0.50% 0.59% 0.89% 0.50%
60 to 89 Days Past Due 0.01% 0.13% 0.21% 0.12% 0.09%
Over 90 Days Past Due 0.00% 0.00% 0.01% 0.10% 0.10%
Total 30+ Days Past Due 0.31% 0.63% 0.81% 1.11% 0.68%
Net Charge-Offs 0.82% 0.26% 0.07% 0.02% 0.19%
Indirect Loans
30 to 59 Days Past Due 0.33% 0.37% 0.44% 0.54% 0.20%
60 to 89 Days Past Due 0.02% 0.09% 0.11% 0.06% 0.07%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Non Accrual 0.39% 0.32% 0.41% 0.48% 0.36%
Total 30+ Days Past Due 0.74% 0.78% 0.96% 1.08% 0.63%
Net Charge-Offs 0.24% 0.09% 0.20% 0.38% 0.08%
Credit Card Loans
30 to 59 Days Past Due 0.26% 0.28% 0.37% 0.98% 0.27%
60 to 89 Days Past Due 0.32% 0.13% 0.25% 0.22% 0.17%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Non Accrual 1.02% 0.97% 1.11% 0.84% 0.89%
Total 30+ Days Past Due 1.60% 1.39% 1.73% 2.05% 1.33%
Net Charge-Offs 1.76% 1.95% 1.67% 2.58% 1.81%
Other Consumer Loans
30 to 59 Days Past Due 0.26% 0.30% 0.28% 0.55% 0.36%
60 to 89 Days Past Due 0.09% 0.30% 0.05% 0.56% 0.05%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.13% 0.00%
Total 30+ Days Past Due 0.35% 0.60% 0.33% 1.24% 0.42%
Net Charge-Offs 0.74% 0.73% 0.56% 0.77% 0.62%
Total Consumer Loans
Total 30+ Days Past Due 0.31% 0.47% 0.56% 0.85% 0.44%
Net Charge-Offs 0.71% 0.28% 0.29% 0.27% 0.20%
Consumer Loan Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

Consumer Loan Portfolio By Product – Origination Mix 35

Consumer Loan Portfolio By Product – Loan-To-Values 36

Consumer Loan Portfolio Indirect – 30+ Days Past Dues 37

Consumer Loan Portfolio Indirect – Net Charge-Offs 38

FDIC Loss Share Performance 39

Loss Share Performance Covered
Loan Portfolio Rollforward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,489,782 40,454 10.768% 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968%
Mortgage Loans 243,303 4,487 7.378% 229,678 5,209 9.072% 218,922 4,799 8.768% 211,640 4,946 9.347%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% - - 0.000%
Credit Card 1,026 17 6.721% 972 16 6.693% 957 15 6.246% 901 14 6.199%
Consumer 189,022 (234) -0.497% 172,391 3,780 8.698% 162,815 3,701 9.019% 155,406 3,895 10.080%
Line Of Credit-Consumer Loans 81,575 2,967 14.588% 80,650 2,372 11.669% 79,220 2,502 12.528% 75,164 2,927 15.663%
Commercial & Business Banking 975,301 33,217 13.477% 938,554 16,824 7.018% 889,481 44,502 19.581% 850,519 40,238 18.719%
Loans in Process (445) - 0.000% (460) - 0.000% (461) - 0.000% (469) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 666,159 (18,315) -10.877% 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255%
Net Covered Loan Portfolio 2,155,941 22,139 4.080% 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
419,756 4,500 4.252% 401,069 4,317 4.309%
Sterling Bank 188,032 2,293 4.838% 178,257 2,290 5.043% 169,542 2,963 6.841% 158,148 2,294 5.763%
4Q2011
4Q2011
3Q2011 1Q2012
2Q2011 3Q2011 1Q2012
2Q2011
Average
Income /
Expense
Average
Yield
Covered Loans 1,489,782 40,454 10.768% 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968%
CapitalSouth Bank 240,511 5,196 8.536% 227,549 (1,827) -3.080% 209,043 14,372 26.967% 198,491 6,203 12.416%
Orion Bank 794,202 29,013 14.479% 759,860 24,875 12.861% 734,021 29,565 15.817% 710,111 34,820 19.448%
Century Bank 323,681 4,105 5.072% 303,773 3,024 3.979% 281,888 5,261 7.387% 264,864 6,697 10.080%
Sterling Bank 131,388 2,140 6.464% 130,602 2,130 6.405% 125,983 6,319 19.631% 119,694 4,299 14.239%
FDIC Loss Share Receivable 666,159 (18,315) -10.877% 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255%
CapitalSouth Bank 58,676 (4,456) -30.041% 57,146 5,754 39.402% 56,241 (8,707) -60.581% 49,433 (1,917) -15.338%
Orion Bank 392,880 (13,256) -13.348% 375,943 (11,021) -11.472% 355,317 (16,430) -18.095% 349,685 (21,626) -24.466%
Century Bank 157,959 (756) -1.894% 145,807 2,505 6.723% 137,868 (761) -2.160% 136,205 (2,380) -6.913%
Sterling Bank 56,644 152 1.065% 47,655 159 1.310% 43,559 (3,357) -30.153% 38,453 (2,004) -20.621%
Net Covered Loan Portfolio 2,155,941 22,139 4.080% 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142%
CapitalSouth Bank 299,187 740 0.954% 284,696 3,927 5.448% 265,284 5,665 8.406% 247,924 4,286 6.882%
Orion Bank 1,187,083 15,757 5.269% 1,135,803 13,853 4.807% 1,089,338 13,135 4.756% 1,059,796 13,194 4.952%
Century Bank 481,639 3,349 2.787% 449,580 5,529 4.869%

Acquisition of Florida Gulf Bancorp, Inc. 41

Florida Gulf Bancorp Acquisition
Florida Gulf Bancorp Acquisition
Source: SNL Financial Deposit Data as of June 2011

•
Announced March 19, 2012
•
Adds 8 branches in Fort Myers-Cape
Coral, Florida MSA
•
Attractive, established client base
complements our existing client base
•
Total Loans:  $262 million
•
Total Assets:  $350 million
•
Total Deposits:  $279 million
•
Total Equity:  $24 million common stock
plus $4 million preferred stock
•
Total deal value of $35 million for
common stock, $4 million for preferred
stock outstanding, plus up to additional
$4 million based on performance of
certain acquired loans over 3-year period
•
Includes $28 million, pre-tax credit mark
(11% of loans)
•
Price / Tangible Book: 1.41x
•
Adjusted Core Deposit Premium:  4.9%
•
Accretive to EPS
•
Slightly dilutive to TVBS
•
IRR in excess of cost of capital

Financial Assumptions & Impact
Financial Assumptions & Impact
Credit Mark: $28 million, pre-tax; 11% of total Florida Gulf loans
Including prior NCOs, represents cumulative loss of 11% of
Florida Gulf’s legacy portfolio
Other Marks: Estimated to be immaterial in aggregate
No Core Deposit Intangible
Cost Savings: Cost savings of approximately $3 million, pre-tax annually
Represents approximately 30% of Florida Gulf’s 2011
operating non-interest expenses
Fully achieved by the first quarter of 2013
Revenue synergies identified, but not included in estimates
Merger Related Costs: Approximately $6 million, pre-tax
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Accretive to EPS, excluding impact of merger-related costs in the first year and after fully phased-in cost savings; approximately 1% accretive when full savings phased in
Slightly dilutive to tangible book value per share (approximately 1%)
Strong pro forma capital ratios:
Tangible Common Equity Ratio 9.34%  (down 17 bps)
Total Risk Based Capital Ratio 15.92%  (down 29 bps)
Internal rate of return in mid-teens; well in excess of our cost of capital

Fort Myers-Cape Coral MSA
Fort Myers-Cape Coral MSA
Distribution
Distribution
College Pointe
Deposits: $92 million
First Street
Deposits: $65 million
Daniels Parkway
Deposits: $27 million
Del Prado Blvd
Deposits: $21 million
Winkler Road
Deposits: $30 million
Dani Drive
Deposits: $20 million

Markets 45

Markets – Local Economies
Unemployment – vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics
•
Consistently Low
Rates Of
Unemploy-ment
In Our Legacy
MSAs
•
Many Of Our
Legacy Markets
Not Dependent
On Housing For
Growth
•
Assets In FDIC-
Assisted
Acquisition
Markets Are
Protected Under
Loss-Share
Agreements

Markets – Local Economies
Freddie Mac – Regional Prices
Source: Freddie Mac, FMHPI data series for 4Q2011

Last 5-Year
Housing
Price Last 12 4Q11 vs.
Region States Included Change Months 3Q11
West North Central IA, KS, MN, MO, ND, NE, SD -4.3% 1.7% 1.9%
West South Central LA, AR, TX, OK -3.9% -0.3% -2.5%
East South Central TN, AL, MS, KY -11.2% -0.8% -3.9%
East North Central IL, IN, MI, OH, WI -19.9% -1.5% -3.1%
New England CT, MA, ME, NH, RI, VT -15.9% -1.7% -2.4%
Pacific CA, OR, WA, HI, AK -22.8% -1.9% 3.4%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -18.8% -2.1% -4.5%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -27.0% -3.1% -5.4%
Middle Atlantic NY, NJ, PA -14.5% -4.2% -9.4%
US Average -25.1% -3.0% -4.9%

Markets – Local Economies Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, FMHPI data series for 4Q2011 48

Markets – Local Economies Housing Price Trends – IBKC Markets 49 Source: Local Market Monitor 4Q2011

Markets – Local Economies Housing Price Trends – IBKC Markets 50 Source: Local Market Monitor 4Q2011

Markets – Local Economies Housing Price Trends – IBKC Markets 51 Source: Local Market Monitor 4Q2011

Markets – Local Economies Housing Price Trends – IBKC Markets 52 Source: Local Market Monitor 4Q2011

Markets – Local Economies House Price Decline Probability Source: PMI Economic Real Estate Trends as of 2Q11 53

Source: SNL Financial

MSA
IBKC
Market
Rank
IBKC
Offices
IBKC
Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-10
(%)
Projected
Population
Change
2010-15
(%)
Median
HH
Income
2010
($)
HH
Income
Change
2000-10
(%)
Projected
HH Income
Change
2010-15
(%)
FLORIDA
North Port-Bradenton-Sarasota, FL 6 13 706,045 4.30 7.63 712,761 20.82 4.06 51,943 27.68 10.66
Naples-Marco Island, FL 5 7 623,371 6.25 6.74 332,156 32.13 5.99 62,368 28.82 11.33
Miami-Fort Lauderdale-Pompano Beach, FL 34 11 526,968 0.33 5.70 5,513,060 10.09 1.37 51,835 28.66 13.46
Key West, FL 5 5 185,312 8.21 2.00 73,868 (7.19) (4.68) 53,763 25.83 10.94
Cape Coral-Fort Myers, FL 18 4 158,839 1.39 1.72 628,829 42.63 8.17 51,699 28.21 10.86
Jacksonville, FL 30 3 53,557 0.11 0.58 1,389,042 23.72 7.08 54,392 27.54 11.94
LOUISIANA
New Orleans-Metairie-Kenner, LA 5 24 1,404,895 4.82 15.18 1,187,772 (9.78) 8.77 42,621 20.67 6.36
Lafayette, LA 1 13 1,280,381 23.15 13.84 263,368 10.16 4.27 40,904 15.26 8.20
New Iberia, LA 1 4 786,474 45.05 8.50 75,402 2.92 0.17 35,185 13.27 7.36
Lake Charles, LA 3 17 508,287 15.17 5.49 194,964 0.72 (0.15) 40,423 14.49 9.42
Baton Rouge, LA 5 5 430,652 2.72 4.65 789,682 11.86 4.80 42,872 14.54 7.08
Monroe, LA 3 6 316,612 11.31 3.42 174,353 2.53 1.13 35,606 12.22 10.11
Shreveport-Bossier City, LA 7 2 189,816 2.85 2.05 394,961 5.05 1.61 37,988 14.48 8.83
Ruston, LA 4 2 89,832 7.88 0.97 57,874 (0.06) (0.30) 30,621 11.16 4.98
Crowley, LA 6 2 52,234 6.52 0.56 60,988 3.61 0.49 29,921 12.20 4.42
Abbeville, LA 9 2 46,760 5.12 0.51 56,867 5.69 1.46 31,930 8.45 6.64
Bastrop, LA 6 2 17,509 6.49 0.19 28,799 (7.16) (3.98) 27,955 11.26 5.29
Houma-Bayou Cane-Thibodaux, LA 14 1 13,291 0.31 0.14 204,128 4.96 0.46 39,560 12.74 9.36
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 389,999 2.87 4.22 694,164 13.70 5.87 51,146 31.38 13.27
Jonesboro, AR 3 6 213,547 8.31 2.31 119,895 11.26 6.02 39,890 28.23 16.63
Fayetteville-Springdale-Rogers, AR-MO 17 8 118,343 1.44 1.28 461,723 33.04 10.17 48,929 35.01 9.83
Paragould, AR 9 2 7,324 0.98 0.08 41,398 10.89 4.05 39,063 26.62 15.16
TENNESSEE
Memphis, TN-MS-AR 25 2 155,202 0.68 1.68 1,325,833 10.01 4.28 51,618 30.32 11.85
TEXAS
Houston-Sugar Land-Baytown, TX 54 4 185,288 0.13 2.00 6,017,013 27.60 10.46 58,086 30.07 14.35
ALABAMA
Birmingham-Hoover, AL 13 4 245,181 0.84 2.65 1,133,874 7.76 3.39 45,636 20.09 6.12
Montgomery, AL 12 2 104,538 1.45 1.13 372,902 7.61 3.06 44,338 19.12 8.45
Mobile, AL 9 2 99,878 1.65 1.08 410,234 2.60 1.01 39,492 17.15 9.17
Huntsville, AL 19 2 41,820 0.63 0.45 407,958 19.15 9.36 51,241 18.68 7.69
Daphne-Fairhope-Foley, AL 18 1 14,260 0.44 0.15 186,407 32.75 11.05 46,476 15.47 3.91
Aggregate: National 169 9,603,738 96.86 23,310,275 9.60 4.06 45,656 21.40 9.47
Markets-Local Economies
IBKC Market Demographics

Markets – Local Economies Oil & Gas Impact Source: Bloomberg 55

Summary Of IBKC
•
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
•
We Tend To Move “Ahead Of The Curve”
•
Focus On Long-Term Investments & Payback
•
Organic And External Growth
•
Expense Controls And Revenue Growth
•
EPS/Stock Price Linkage - Shareholder Focus
•
Favorable Risk/Return Compared To Peers